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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                       FORM 8-K


                                    CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       September 8, 1997
                                                 -------------------------------



                              OMEGA ENVIRONMENTAL, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                            Commission File Number 0-20267



               DELAWARE                                91-1499751
     (STATE OR OTHER JURISDICTION OF     (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)



                        19805 NORTH CREEK PARKWAY, PO BOX 3005
                BOTHELL, WASHINGTON                    98041-3005
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)



                                     425-486-4800
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



        ----------------------------------------------------------------------
               (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF
                              CHANGED SINCE LAST REPORT)

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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          On May 2, 1997, Registrant filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code. On July 2, 1997, Registrant and BNY Financial Corporation ("BNY"), Registrant's primary secured creditor, entered into a stipulation providing for debtor-in-possession financing of Registrant's business during the Chapter 11 proceedings. On July 30, 1997, Registrant received final Bankruptcy Court approval for its debtor-in-possession financing. The credit facility with BNY expires December 31, 1997.

ITEM 5.   OTHER EVENTS

          LATE FORM 10-K AND FORM 10-Q

          Effective on the close of business September 3, 1997, NASDAQ Stock Market, Inc. deleted the Registrant's common stock from the NASDAQ National Market due to its inability to file its Form 10-K on a timely basis. The failure of the Company's secured lender and accounting firm to reach agreement on conditions to finance the conduct of an audit for the fiscal year-ended March 31, 1997 has led to the inability of the Company to file its annual report on Form 10-K for such fiscal year. The Company is not seeking a review of this decision. Registrant's shares may be quoted in the National Daily Quotation sheets, which are commonly referred to as the "pink sheets." There can be no assurance that the shares will be traded on any market.

          UNAUDITED FINANCIAL STATEMENT INFORMATION

          On September 8, 1997, the Registrant filed unaudited financial statement information as of and for each of the months ended June 30, 1997 and May 31, 1997 with related note with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, cash flow information and related note to financial information which was included in the bankruptcy filing referred to above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c)   EXHIBITS

          10.1 Final Order Re Authority to Borrow; Relief From Stay; Granting Security Interests and Priority.

          99.1      Press Release, dated September 3, 1997.

          99.2 Unaudited Financial Statement Information as of and for each of the months ended June 30, 1997 and May 31, 1997 with related note.

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                                      SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OMEGA ENVIRONMENTAL, INC.
                                             (Registrant)





Date:    September 8, 1997                         /s/  Bradley S. Powell
                                             -----------------------------------
                                                       Bradley S. Powell
                                             Vice President/Corporate Controller